UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 14, 2018

Medley Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36638	47-1130638
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

280 Park Avenue, 6th Floor East, New York, NY 10017
(Address of principal executive offices) (Zip Code)

(212) 759-0777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On November 14, 2018, Medley Management Inc.'s operating company, Medley LLC (“Medley”), entered into a Letter Agreement (the “Letter Agreement”), which amends that certain existing Credit Agreement, dated as of August 19, 2014 (as so amended, the “Credit Agreement”), entered into by and among City National Bank, a national banking association, as the administrative agent and collateral agent (in such capacities, the “Agent”), the lenders party thereto and Medley, as borrower. The Credit Agreement has been previously amended by the Amendment Number One to Credit Agreement, dated as of August 12, 2015, Amendment Number Two to Credit Agreement, dated as of May 3, 2016, and Amendment Number Three to Credit Agreement, dated as of September 22, 2017, each by and among Medley, the Agent and the lenders party thereto. The Credit Agreement makes a Revolving Credit Facility available to Medley.

The Letter Agreement addresses the treatment under the Credit Agreement of the proposed merger transaction to be consummated pursuant to the Merger Agreement dated as of August 9, 2018 (the “Merger Agreement”) among Medley Management Inc. (“MDLY”), Sierra Income Corporation (“Sierra”) and Sierra Management, Inc., a wholly-owned subsidiary of Sierra (“Merger Sub”), in accordance with which MDLY will merge with and into Merger Sub, with Merger Sub as the survivor thereof (the “Designated Transaction”). Pursuant to the Letter Agreement, the Agent, the lenders and Medley agree that so long as the closing of the Designated Transaction (such date, the “Designated Transaction Effective Date”) occurs on or before March 29, 2019, the Designated Transaction shall not constitute a Change in Control for purposes of the Credit Agreement until the date that is 120 days after the Designated Transaction Effective Date. If the Designated Transaction Effective Date occurs on or after March 30, 2019, the Designated Transaction shall constitute a Change in Control immediately upon the occurrence of the Designated Transaction Effective Date. Effective as of the Designated Transaction Effective Date, the Revolving Credit Facility Commitments under the Credit Agreement shall terminate, and from and after the Designated Transaction Effective Date, (a) Medley shall not be entitled to request a Borrowing under the Revolving Credit Facility, and (b) the Agent and the lenders shall have no obligation to make any Loans pursuant to the Revolving Credit Facility.

In connection with the Letter Agreement, Medley and the guarantors under the Credit Agreement provided a Reaffirmation and Consent (the “Reaffirmation”), which served to reaffirm their obligations pursuant to the Credit Agreement and the other Loan Documents.

On the Closing Date of the Credit Agreement, SIC Advisors LLC (“SIC Advisors”) was a Non-Guarantor Subsidiary for purposes of the Credit Agreement. On August 9, 2018, SIC Advisors became a Wholly Owned Subsidiary of Medley, and pursuant to the Credit Agreement, Medley is required to cause any Non-Guarantor Subsidiary to execute and deliver the Guarantee and Collateral Agreement and each applicable Security Document within 30 days following the date on which such Non-Guarantor Subsidiary becomes a Wholly Owned Subsidiary. Pursuant to the Guarantee and Collateral Agreement, any Subsidiary that is required to become a party thereto shall execute and deliver a supplement to become a Subsidiary Guarantor and a Grantor thereunder. SIC Advisors had not yet executed and delivered the Supplement, which constituted an Event of Default under Section 7.01(e) of the Credit Agreement (the “Specified Event of Default”). On November 14, 2018, Medley and the Agent executed a letter agreement (the “Waiver to Credit Agreement”) pursuant to which the Agent and the lenders waive the Specified Event of Default, subject to the receipt of a Supplement executed and delivered by SIC Advisors. Pursuant to the terms of the Waiver to Credit Agreement, on November 14, 2018, SIC Advisors executed and delivered Supplement No. 4 to Guarantee and Collateral Agreement (the “Supplement”), pursuant to which SIC Advisors became a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement.

The Letter Agreement (including the Reaffirmation attached as Exhibit A thereto), the Waiver to Credit Agreement, and the Supplement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The above descriptions of the Letter Agreement, the Waiver to Credit Agreement and the Supplement do not purport to be complete and are qualified in their entirety by reference to the Letter Agreement, the Waiver to Credit Agreement and the Supplement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

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No Offer or Solicitation

The information in this communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Information and Where to Find It

In connection with the proposed transactions, Sierra has filed with the SEC a Registration Statement on Form N-14 that it intends to mail to its stockholders and which includes a preliminary proxy statement and that also will constitute a prospectus of Sierra, and Medley Capital Corporation (“MCC”) and MDLY have filed with the SEC a preliminary proxy statement which MCC and MDLY intend to mail to their stockholders (collectively, the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Sierra, MCC, and MDLY, respectively. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SIERRA, MCC, AND MDLY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders are able to obtain the preliminary Joint Proxy Statement/Prospectus and other documents filed with the SEC by Sierra, MCC, and Medley, free of charge, from the SEC’s web site at www.sec.gov and from Sierra’s website (www.sierraincomecorp.com), MCC’s website (www.medleycapitalcorp.com), or MDLY’s website (www.mdly.com). Investors and security holders may also obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC from Sierra, MCC, or Medley by contacting Sam Anderson, Medley’s Investor Relations contact, at 212-759-0777.

Participants in the Potential Solicitation

Sierra, MCC, and MDLY and their respective directors, executive officers, other members of their management, employees and other persons may be deemed to be participants in the anticipated solicitation of proxies in connection with the proposed transactions. Information regarding Sierra’s directors and executive officers is available in its definitive proxy statement for its 2018 annual meeting of stockholders filed with the SEC on March 14, 2018 (the “Sierra 2018 Proxy Statement”). Information regarding MCC’s directors and executive officers is available in its definitive proxy statement for its 2018 annual meeting of stockholders filed with the SEC on December 21, 2017 (the “MCC 2018 Proxy Statement”). Information regarding Medley’s directors and executive officers is available in its annual report for the year ended December 31, 2017 on Form 10-K filed with the SEC on March 29, 2018 (the “MDLY 2017 10-K”). To the extent holdings of securities by such directors or executive officers have changed since the amounts disclosed in the Sierra 2018 Proxy Statement, the MCC 2018 Proxy Statement, and the MDLY 2017 Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC, and in the Joint Proxy Statement/Prospectus. Additionally, more detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Joint Proxy Statement/Prospectus and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

(d) Exhibits.	Description

10.1	Letter Agreement, dated as of November 14, 2018, regarding the Credit Agreement, dated as of August 19, 2014, among Medley LLC, the lenders party thereto and City National Bank

10.2	Waiver to Credit Agreement, dated as of November 14, 2018

10.3	Supplement No. 4 to Guarantee and Collateral Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.

By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: November 20, 2018